UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2, 2018 (October 1, 2018)

ALR TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-30414

(Commission File No.)

7400 Beaufont Springs Drive

Suite 300

Richmond, Virginia 23225

(Address of principal executive offices) (Zip Code)

(804) 554-3500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On October 1, 2018, ALR Technologies Inc. (“ALRT”) issued a press release announcing that it had entered into a Collaboration Agreement with IDEAS DWC LLC to bring the ALRT Diabetes Management Solution to market to countries located in the Middle East and North Africa (“MENA”) region. Countries located in the MENA region defined in the Collaboration Agreement include Afghanistan, Algeria, Bahrain, Egypt, Iran, Iraq, Jordan, Kuwait, Lebanon, Libya, Morocco, Oman, Pakistan, Palestine, Qatar, Saudi Arabia, Sudan, Syria, United Arab Emirates and Yemen.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item 9.01.

ITEM 9.01                      EXHIBITS AND FINANCIAL STATEMENTS.

Exhibit	Document Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of October 2018.

ALR TECHNOLOGIES INC.

BY:	SIDNEY CHAN
Sidney Chan
Chief Executive Officer and Chairman of the Board of Directors